SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): April 12th, 2002
 ------------------------------------------------------------------------------

                  Citibank (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                  ON BEHALF OF
                           UNIVERSAL CARD MASTER TRUST
                    (Issuer of the Asset Backed Certificates)
 -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            UNITED STATES OF AMERICA
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    33-93806
                                    333-02878
                                    333-09309
                                    333-79497
                            -------------------------
                            (Commission File Numbers)

                                   46-0358360
                            -------------------------
                      (IRS Employer Identification Number)


701 EAST 60TH STREET, NORTH
SIOUX FALLS, SOUTH DAKOTA                                       57117
------------------------------------------------             -------------
(Address of principal executive office)                        (Zip Code)


        Registrants telephone number, including area code (605) 331-2626

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.                 Not Applicable

Item 5. The Certificateholder Statements for the month ending March 31, 2002 for the Universal Card Master Trust Series 1995-3 and Series 1997-1 Certificates were distributed on April 12, 2002.

Item 6.                    Not Applicable.

Item 7.                    Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1 and 20.4.


Exhibit 20.1 Monthly Servicing Report dated April 12, 2002 with respect to the Universal Card Master Trust Series 1995-3.

Exhibit 20.4 Monthly Servicing Report dated April 12, 2002 with respect to the Universal Card Master Trust Series 1997-1.




                                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Citibank (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                                As Servicer (Registrant)



                                                     By: /s/ Douglas Morrison
                                                   -----------------------------
                                                       Name:   Douglas Morrison
                                                Title:  Chief Financial Officer


           Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Due Period Ending March 31, 2002

==============================================================================

This Certificate relates to the Due Period ending Mar 31, 2002 and the related Distribution Date.

A.   Information Regarding the Total Trust
     -------------------------------------

1. Trust Portfolio Yield ..................................            10.34%
       Total Yield Component  .............................            16.06%
       Net Credit Loss Component  .........................             5.72%
       Recoveries .........................................             0.43%
2. Principal Purchase Rate  ...............................            12.48%

3. Principal Payment  Rate  ...............................            13.58%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  12,405,289,321
     Weighted Average (used for mid-month addition)  .....  $               0
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  12,190,906,186
     Transferor's Interest  ..............................  $   5,987,906,186
     Aggregate Invested Amount of all Series: ............  $   6,203,000,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  11,582,815,323
         5-34 days delinquent  ...........................  $     447,189,050
        35-64 days delinquent  ...........................  $     162,425,498
        65-94 days delinquent  ...........................  $     112,293,892
       95-124 days delinquent  ...........................  $      90,941,293
      125-154 days delinquent  ...........................  $      81,718,241
      155-184 days delinquent  ...........................  $      70,563,725

      Current  ...........................................             92.31%
         5-34 days delinquent  ...........................              3.56%
        35-64 days delinquent  ...........................              1.29%
        65-94 days delinquent  ...........................              0.89%
       95-124 days delinquent  ...........................              0.72%
      125-154 days delinquent  ...........................              0.65%
      155-184 days delinquent  ...........................              0.58%
     35+ days delinquent  ................................              4.13%

                                      Page 4




                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Due Period Ending March 31, 2002

==============================================================================

B. Information Regarding Group 1
   -----------------------------

  (Percentage Basis)
  1. Portfolio Yield                                      10.34%
  2. Weighted Average Certificate Rate                     1.54%
  3. Weighted Average Investor Fee Rates                   1.87%


C. Information Regarding Group 1
   -----------------------------

  (Dollars Basis)

  1. Total Investor Collections                 $   261,094,058
         Principal Collections                  $   237,669,973
         Finance Charge Collections             $    23,424,085
  2. Investor Default Amount                    $     8,348,604
  3. Investor Monthly Interest                  $     2,248,013
  4. Investor Monthly Fees                      $     2,727,083























                                      Page 5


                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending March 31, 2002

==============================================================================
This Certificate relates to the Due Period ending Mar 31, 2002 and the related Distribution Date.

C2. Information Regarding Series 1995-3
   ------------------------------------
    1. Total Investor Collections                    $  112,148,949
         Principal Collections                       $  101,858,560
         Reallocated Finance Charge Collections      $   10,290,389
    2. Investor Default Amount                       $    3,577,973
    3. Investor Monthly Interest                     $    1,214,930
    4. Investor Monthly Servicing Fee                $    1,168,750
    5. Excess Finance Charge Collections             $    4,330,356

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------

Current Month
    1. Series Adjusted Portfolio Yield - current month   10.74%

    2. Base Rate - current month                          3.81%
         Coupon Component                                 1.94%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - current month           6.93%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 10.24%

    5. Base Rate - 3 month average                        3.81%
         Coupon Component                                 1.94%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         6.43%













                                      Page 4

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending March 31, 2002

==============================================================================
This Certificate relates to the Due Period ending Mar 31, 2002 and the related Distribution Date.

D. Information Regarding Series 1995-3
--------------------------------------

 1a. Class A Invested Amount                             $  652,500,000

 1b. Class B Invested Amount                             $   45,000,000

 1c. CIA Invested Amount                                 $   52,500,000

 2a. Class A Monthly Interest                            $    1,040,602

 2b. Class B Monthly Interest                            $       75,891

 2c. CIA Monthly Interest                                $       98,438

 3a. Balance in the Class A Interest Funding Account     $    3,121,805

 3b. Balance in the Class B Interest Funding Account     $      227,672

 3c. Balance in the CIA Interest Funding Account         $       98,438

 4a. Class A Investor Charge-offs                        $            0

 4b. Class B Investor Charge-offs                        $            0

 4c. CIA Investor Charge-offs                            $            0

 5. Required Amount                                      $            0

 6a. Class A Principal Deposit to PFA (2)                $            0

 6b. Class B Principal Deposit to PFA (2)                $            0

 6c. CIA Principal Deposit to PFA (2)                    $            0

 7a. Balance in Class A Principal Funding Account (2)    $            0

 7b. Balance in Class B Principal Funding Account (2)    $            0

 7c. Balance in CIA Principal Funding Account (2)        $            0

--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 5

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer
==============================================================================
                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending March 31, 2002
==============================================================================
This Certificate relates to the Due Period ending Mar 31, 2002 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

1a. The total amount of the distribution to Class A
    Certificateholders on the Payment Date                            $    3,121,805

1b. The total amount of the distribution to Class B
    Certificateholders on the Payment Date                            $      227,672

1c. The total amount of the distribution to CIA provider
    on the Payment Date                                               $       98,438

2a. The amount of the distribution set forth in item 1(a) above
    in respect of principal on the Class A Certificates               $            0

2b. The amount of the distribution set forth in item 1(b) above
    in respect of principal on the Class B Certificates               $            0

2c. The amount of the distribution set forth in item 1(c) above
    in respect of principal on the CIA                                $            0

3a. The amount of the distribution set forth in item 1(a) above
    in respect of interest on the Class A Certificates                $    3,121,805

3b. The amount of the distribution set forth in item 1(b) above
    in respect of interest on the Class B Certificates                $      227,672

3c. The amount of the distribution set forth in item 1(c) above
    in respect of interest on the CIA                                 $       98,438

4a. The amount, if any, by which the outstanding principal
    balance of the Class A Certificates exceeds the Class A
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4b. The amount, if any, by which the outstanding principal
    balance of the Class B Certificates exceeds the Class B
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

4c. The amount, if any, by which the outstanding principal
    balance of the CIA exceeds the CIA
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 6

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending March 31, 2002

==============================================================================

This Certificate relates to the Due Period ending Mar 31, 2002 and the related Distribution Date.

The undersigned, a duly authorized representative of Citibank (South Dakota), National Association as Servicer, pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April 24, 1998 (as amended and supplemented, the 'Pooling and Servicing Agreement'), among Citibank (South Dakota), National Association (as successor to Universal Bank, N.A.), as Transferor and Citibank (South Dakota), National Association(as successor to Universal Card Services Corp.), as Servicer and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota), National Association, is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on April 17, 2002

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 23 day of April 2002

                             Citibank (South Dakota), National Association, Servicer

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 7

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending March 31, 2002

==============================================================================
This Certificate relates to the Due Period ending Mar 31, 2002 and the related Distribution Date.

C2. Information Regarding Series 1997-1
   ------------------------------------
    1. Total Investor Collections                    $  148,945,109
         Principal Collections                       $  135,811,413
         Reallocated Finance Charge Collections      $   13,133,696
    2. Investor Default Amount                       $    4,770,631
    3. Investor Monthly Interest                     $    1,033,083
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    5,771,852

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------

Current Month
    1. Series Adjusted Portfolio Yield - current month   10.04%

    2. Base Rate - current month                          3.11%
         Coupon Component                                 1.24%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - current month           6.93%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 10.14%

    5. Base Rate - 3 month average                        3.70%
         Coupon Component                                 1.83%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         6.44%













                                      Page 8

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending March 31, 2002

==============================================================================
This Certificate relates to the Due Period ending Mar 31, 2002 and the related Distribution Date.

D. Information Regarding Series 1997-1
--------------------------------------

 1a. Class A Invested Amount                             $            0

 1b. Class B Invested Amount                             $            0

 1c. CIA Invested Amount                                 $            0

 2a. Class A Monthly Interest                            $      750,000

 2b. Class B Monthly Interest                            $      146,000

 2c. CIA Monthly Interest                                $      137,083

 3a. Balance in the Class A Interest Funding Account     $    2,691,667

 3b. Balance in the Class B Interest Funding Account     $      277,400

 3c. Balance in the CIA Interest Funding Account         $      137,083

 4a. Class A Investor Charge-offs                        $            0

 4b. Class B Investor Charge-offs                        $            0

 4c. CIA Investor Charge-offs                            $            0

 5. Required Amount                                      $            0

 6a. Class A Principal Deposit to PFA (2)                $  450,000,000

 6b. Class B Principal Deposit to PFA (2)                $   80,000,000

 6c. CIA Principal Deposit to PFA (2)                    $   70,000,000

 7a. Balance in Class A Principal Funding Account (2)    $  850,000,000

 7b. Balance in Class B Principal Funding Account (2)    $   80,000,000

 7c. Balance in CIA Principal Funding Account (2)        $   70,000,000

--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period


                                      Page 9

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer
==============================================================================
                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending March 31, 2002
==============================================================================
This Certificate relates to the Due Period ending Mar 31, 2002 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

1a. The total amount of the distribution to Class A
    Certificateholders on the Payment Date                            $  852,691,667

1b. The total amount of the distribution to Class B
    Certificateholders on the Payment Date                            $   80,277,400

1c. The total amount of the distribution to CIA provider
    on the Payment Date                                               $   70,137,083

2a. The amount of the distribution set forth in item 1(a) above
    in respect of principal on the Class A Certificates               $  850,000,000

2b. The amount of the distribution set forth in item 1(b) above
    in respect of principal on the Class B Certificates               $   80,000,000

2c. The amount of the distribution set forth in item 1(c) above
    in respect of principal on the CIA                                $   70,000,000

3a. The amount of the distribution set forth in item 1(a) above
    in respect of interest on the Class A Certificates                $    2,691,667

3b. The amount of the distribution set forth in item 1(b) above
    in respect of interest on the Class B Certificates                $      277,400

3c. The amount of the distribution set forth in item 1(c) above
    in respect of interest on the CIA                                 $      137,083

4a. The amount, if any, by which the outstanding principal
    balance of the Class A Certificates exceeds the Class A
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $  850,000,000

4b. The amount, if any, by which the outstanding principal
    balance of the Class B Certificates exceeds the Class B
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $   80,000,000

4c. The amount, if any, by which the outstanding principal
    balance of the CIA exceeds the CIA
    Invested Amount as of the end of the Record Date with
    respect to the Payment Date                                       $   70,000,000

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.
                                      Page 10

                Citibank (South Dakota), National Association, Transferor
                 Citibank (South Dakota), National Association, Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending March 31, 2002

==============================================================================

This Certificate relates to the Due Period ending Mar 31, 2002 and the related Distribution Date.

The undersigned, a duly authorized representative of Citibank (South Dakota), National Association as Servicer, pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of April 24, 1998 (as amended and supplemented, the 'Pooling and Servicing Agreement'), among Citibank (South Dakota), National Association (as successor to Universal Bank, N.A.), as Transferor and Citibank (South Dakota), National Association(as successor to Universal Card Services Corp.), as Servicer and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota), National Association, is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on April 17, 2002

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 23 day of April 2002

                             Citibank (South Dakota), National Association, Servicer

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 11